UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 16, 2021 (July 30, 2021)

(Date of Report (date of earliest event reported)

ROVER GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39774	85-3147201
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

720 Olive Way, 19th Floor, Seattle, WA	98101
(Address of principal executive offices)	(Zip Code)

(888) 453-7889

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ROVR	The Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ROVRW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Rover Group, Inc., a Delaware corporation (the “Company”), filed on August 5, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger (as defined in the Original Report).

This Amendment No. 1 is being filed in order to include (a) the unaudited condensed consolidated financial statements of A Place for Rover, Inc., a Delaware corporation (“Legacy Rover”), as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, (b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Rover for the three and six months ended June 30, 2021 and 2020, and (c) the unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Legacy Rover, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference into this Form 8-K/A.
Item 9.01.	Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Legacy Rover as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Rover for the three and six months ended June 30, 2021 and 2020.

(b)       Pro forma financial information.

Certain unaudited pro forma condensed combined financial information for the Company as of June 30, 2021 and for the six months ended June 30, 2021 and the year ended December 31, 2020 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d)       Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Condensed Consolidated Financial Statements of Legacy Rover as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy Rover for the three and six months ended June 30, 2021 and 2020.
99.3	Unaudited Pro Forma Condensed Consolidated Combined Financial Statements of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.
104	Cover Page Interactive Data File.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 16, 2021

ROVER GROUP, INC.

By:	/s/ Tracy Knox
Name: Tracy Knox
Title: Chief Financial Officer